EXHIBIT 1
                             JOINT FILING AGREEMENT

            Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date: June 30, 2003

                                          STILWELL   VALUE  PARTNERS  III, L.P.


                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: Joseph Stilwell
                                              Managing and Sole Member

                                          STILWELL ASSOCIATES, L.P.

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: Joseph Stilwell
                                              Managing and Sole Member

                                          STILWELL VALUE LLC

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: Joseph Stilwell
                                              Managing and Sole Member

                                          JOSEPH STILWELL

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          Joseph Stilwell